UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 28, 2016

BARRETT BUSINESS SERVICES, INC.

(Exact name of registrant as specified in charter)

Maryland

(State or other jurisdiction of incorporation)

0-21886

(SEC File Number)

52-0812977

(IRS Employer Identification No.)

8100 N.E. Parkway Drive, Suite 200 Vancouver, Washington	98662
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(360) 828-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure.

As previously reported by Barrett Business Services, Inc. (the “Company”), under cover of Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 9, 2015, as amended by Amendment No. 1 filed on November 12, 2015, the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) retained independent legal counsel, Stoll Stoll Berne Lokting & Shlachter, P.C. (“Stoll Berne”), of Portland, Oregon, to conduct an independent investigation at the request of the Company’s independent registered public accounting firm, Moss Adams LLP (“Moss Adams”). As requested by Moss Adams, the independent investigation was conducted to determine whether an illegal act had occurred with respect to the Company’s workers’ compensation expense reserve as reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, and possibly for other periods, and, if so, the impact of any such illegal act on the Company’s 2014 interim and annual financial statements.

At a meeting held on January 28, 2016, the Audit Committee received Stoll Berne’s presentation of its findings and recommendations following the conclusion of its independent investigation. On January 29, 2016, Stoll Berne held a similar meeting with representatives of Moss Adams, which Anthony Meeker, the Company’s Chairman of the Board, also attended, during which Stoll Berne presented its findings and conclusions to Moss Adams. Importantly, Stoll Berne did not find that an illegal act had occurred within the scope of its investigation.

The Company’s management is in the process of analyzing whether the issues related to this event will require a restatement of the Company’s financial statements for the quarters ended June 30 and September 30, 2014. The Company intends to file its quarterly report on Form 10-Q for the quarter ended September 30, 2015, with the Securities and Exchange Commission as soon as practicable after these issues are resolved and Moss Adams has had an opportunity to finalize its review of the Company’s unaudited interim consolidated financial statements to be included in that report in accordance with its professional responsibilities.

Forward Looking Statements:

The foregoing information regarding the investigation by independent counsel and the effects on the Company’s financial statements includes forward-looking statements that are subject to risks and uncertainties. Additional considerations and other important risk factors affecting the Company's business are described in the Company's reports on Forms 10-K and 10-Q and other filings with the Securities and Exchange Commission. The forward-looking statements in this report speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARRETT BUSINESS SERVICES, INC.

Dated: February 11, 2016	By:	/s/ James D. Miller
James D. Miller Vice President-Finance, Treasurer and Secretary